UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2019

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road,	San Ramon,	CA	94583
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors (the “Board”) of Chevron Corporation (the “Corporation”) amended and restated the Corporation’s By-Laws (“By-Laws”), effective September 25, 2019. Following is a summary of the substantive changes:

•	Revised Article I, Section 3. Chairman of the Board and Article I, Section 5. Authorized Meetings of the Board to provide flexibility on the timing of the annual meeting of the Board;

•	Revised Article I, Section 5. Authorized Meetings of the Board to provide that the Lead Director (if any) may call a special meeting of the Board;

•	Revised Article IV, Section 2. Conduct of Meetings to clarify that the Chairman, or such other person presiding at a meeting, may adjourn or recess meetings of stockholders;

•
Added to Article IV, Section 6. Notice of Stockholder Business and Nominations a requirement that director nominees under that section provide the same written representations and (if requested by the Corporation) written questionnaires required for proxy access nominees, and a requirement that stockholders submitting nominees under the advance notice and proxy access bylaws disclose information about their ownership of the Corporation’s debt securities; and

•	Revised Article VIII Indemnification to exclude agents from the category of persons for which advancement of expenses is required.

The amendments also include minor additional clarifications and updates that are immaterial. This description of the amendments to the By-Laws is qualified in its entirety by reference to the text of the By-Laws filed as Exhibit 3.2 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.2	By-Laws of Chevron Corporation, as amended and restated on September 25, 2019.
104	The cover page from Chevron Corporation’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2019

CHEVRON CORPORATION
By:	/s/ Christopher A. Butner
Christopher A. Butner
Assistant Secretary